UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21283

Excelsior Buyout Investors, LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road Stamford, CT	06905
(Address of principal executive offices)	(Zip code)

Robert F. Aufenanger

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, CT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: 203-352-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

EXCELSIOR

BUYOUT INVESTORS, LLC

FINANCIAL STATEMENTS WITH REPORT

OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

For the Year Ended

March 31, 2006

Excelsior Buyout Investors, LLC

Excelsior Buyout Investors, LLC

Portfolio of Investments March 31, 2006

Percent Owned		Acquisition Date##	Value (Note 2)
PRIVATE INVESTMENT FUNDS **, # — 68.21%
Domestic Buyout Funds — 47.04%
0.43%	2003 Riverside Capital Appreciation Fund, L.P.	06/04-03/06	$1,722,316
0.79%	Berkshire Partners VI, L.P.	06/04-01/06	5,554,069
1.90%	Blue Point Capital Partners, L.P.	06/04-02/06	3,349,084
0.91%	Blum Strategic Partners II, L.P.	06/04-04/05	9,200,459
0.58%	Catterton Partners V, L.P.	06/04-12/05	2,078,955
2.24%	Charlesbank Equity Fund V, L.P.	06/04-03/06	6,425,000
1.14%	Lincolnshire Equity Fund III, L.P.	12/04-02/06	1,196,805

			29,526,688

European Buyout Funds — 12.16%
1.02%	Advent Global Private Equity Fund IV-A, L.P.	06/04-10/05	3,396,802
0.57%	Electra European Fund, L.P.*	06/04-10/05	4,239,152

			7,635,954

Distressed Investment Funds — 9.01%
0.34%	MatlinPatterson Global Opportunities Partners, L.P.	06/04	3,553,764
0.19%	OCM Principal Opportunities Fund II, L.P.	06/04-12/04	2,104,783

			5,658,547

	TOTAL PRIVATE INVESTMENT FUNDS (Cost $17,134,754)		42,821,189

Par Amount
SHORT TERM SECURITIES — 33.33%
$1,000,000	UBS Financial Commercial Paper 04/03/06, 4.55%		999,748
$5,930,000	Federal Home Loan Bank Discount Note 04/03/06, 4.63%		5,928,475
$3,000,000	Federal Home Loan Mortgage Discount Note 04/04/06, 4.65%		2,998,837
$1,000,000	Goldman Sachs Commercial Paper 04/05/06, 4.77%		999,470
$7,000,000	Tennessee Valley Discount Note 04/06/06, 4.54%		6,995,591
$1,000,000	Wells Fargo Certificate of Deposit 04/10/06, 4.76%		1,000,000
$1,000,000	First Tennessee Bank Certificate of Deposit 04/28/06, 4.78%		1,000,000
$1,000,000	Washington Mutual Certificate of Deposit 05/11/06, 4.80%		1,000,000

	TOTAL SHORT TERM SECURITIES (Cost $20,922,121)		20,922,121

TOTAL INVESTMENTS (Cost $38,056,875)		101.54%	63,743,310
OTHER ASSETS & LIABILITIES (NET)		(1.54)%	(968,845)

NET ASSETS		100.00%	$62,774,465

*	Value shown is in U.S. dollars.
**	Restricted as to public resale. Acquired from June, 2004 to March 2006. Total cost of restricted securities at March 31, 2006 aggregated $17,134,754. Total value of restricted securities owned at March 31, 2006 was $42,821,189 or 68.21% of net assets.
#	Non-income producing securities.
##	Required disclosure for restricted securities only.

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Statement of Assets and Liabilities

March 31, 2006

ASSETS:
Investments at value (Cost $38,056,875)	$63,743,310
Cash and cash equivalents	3,665
Other assets	213,117

Total Assets	63,960,092

LIABILITIES:
Accrued incentive carried interest (Note 3)	902,405
Management fees payable (Note 3)	154,786
Professional fees payable	67,560
Administration fees payable (Note 3)	42,876
Board of Managers’ fees payable (Note 3)	12,000
Miscellaneous payable	6,000

Total Liabilities	1,185,627

NET ASSETS	$62,774,465

NET ASSETS consist of:
Paid-in capital	$37,088,031
Unrealized appreciation on investments	25,686,434

Total Net Assets	$62,774,465

Units of membership interests outstanding (100,000 units authorized)	64,015
NET ASSET VALUE PER UNIT	$980.62

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Statement of Operations

For the year ended March 31, 2006

INVESTMENT INCOME:
Interest income	$1,017,728

Total Income	1,017,728

EXPENSES:
Management fees (Note 3)	664,321
Professional fees	179,338
Administration fees (Note 3)	145,006
Insurance expense	25,007
Board of Managers’ fees (Note 3)	53,250
Custodian fees	19,327
Other expenses	38,770

Total Expenses	1,125,019

NET INVESTMENT (LOSS)	(107,291)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS: (Note 2)
Net realized gain on investments	2,077,294
Net change in unrealized appreciation on investments	6,749,789

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,827,083

Net change in incentive carried interest	(248,133)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,471,659

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Statements of Changes in Net Assets

	For the fiscal year ended March 31, 2006	April 16, 2004 (commencement of operations) to March 31, 2005

OPERATIONS:
Net investment (loss)	$(107,291)	$(703,267)
Net realized gain on investments	2,077,294	0
Net change in unrealized appreciation on investments	6,749,789	18,936,645
Net change in incentive carried interest	(248,133)	(654,272)

Net increase in net assets resulting from operations	8,471,659	17,579,106

TRANSACTIONS IN UNITS OF MEMBERSHIP INTEREST:
Proceeds from 63,915 units of membership interest sold	0	63,915,000
Distributions to members	(14,083,300)	(12,803,000)
Less offering costs paid	(0)	(405,000)

Net increase (decrease) in net assets resulting from transactions in units of membership interests	(14,083,300)	50,707,000

Net increase (decrease) in net assets	(5,611,641)	68,286,106

NET ASSETS:
Beginning of year	68,386,106	100,000

End of year	$62,774,465	$68,386,106

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Statement of Cash Flows

For the year ended March 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$8,471,659
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(11,307,030)
Distributions received from private investment funds	16,810,926
Net change in unrealized appreciation on investments	(6,749,789)
Net realized gain on investments	(2,077,294)
Proceeds from sale of short-term investments — net	8,831,227
Increase in other assets	(195,049)
Increase in accrued incentive carried interest	248,133
Decrease in management fees payable	(13,839)
Increase in Board of Managers’ fees payable	2,250
Decrease in other expenses payable	(23,761)

Net cash provided by operating activities	13,997,433

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to members	(14,083,300)

Net cash used in financing activities	(14,083,300)

Net decrease in cash	(85,867)
Cash at beginning of year	89,532

Cash at end of year	$3,665

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Buyout Investors, LLC

Financial Highlights — Selected Per Unit Data and Ratios

	For the fiscal year ended March 31, 2006	April 16, 2004 (commencement of operations) to March 31, 2005

Per Unit Operating Performance: (1)
NET ASSET VALUE, BEGINNING OF PERIOD	$1,068.28	$1,000.00
Deduction of offering costs from contributions	(0.00)	(6.33)

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)	(1.68)	(10.99)
Net Realized and Unrealized Gain on Investments	137.89	295.82
Net Change in Incentive Carried Interest	(3.87)	(10.22)

Total From Investment Operations	132.34	274.61

DISTRIBUTIONS TO MEMBERS:
Net change in partners’ capital due to distributions to members	(220.00)	(200.00)

NET ASSET VALUE, END OF PERIOD	$980.62	$1,068.28

TOTAL NET ASSET VALUE RETURN (4)	13.07%	28.16%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, End of Period (000’s)	$62,774	$68,386
Ratios to Average Net Assets (2):
Expenses excluding incentive carried interest	1.68%	2.03%
Incentive carried interest	0.37%	0.95%
Expenses plus incentive carried interest	2.05%	2.98%
Net investment income (loss) excluding incentive carried interest	(0.16)%	(1.07)%
Portfolio Turnover Rate (3)	0%	0%
(1)	Selected data for a unit of membership interest outstanding through the periods.
(2)	Ratios do not reflect the Fund’s proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Underlying Funds.
(3)	Distributions from Funds during the period totaling $16,810,926 are not included in the calculation.
(4)	Not annualized for 2005. Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the effects of offering costs, the performance of the Fund during the period, the net change in Incentive Carried Interest and assumes dividends and distributions, if any, were reinvested. The Fund’s units are not traded in any market, and therefore market value total investment return is not calculated. Excluding the effect of the change in Incentive Carried Interest, the total investment return would have been 13.32% for fiscal year 2006.

Notes to Financial Statements are an integral part of these Financial Statements.

EXCELSIOR BUYOUT INVESTORS, LLC

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

Note 1 — Organization

Excelsior Buyout Investors, LLC (the “Fund”) is a non-diversified, closed-end management investment company which has registered its securities under the Securities Act of 1933, as amended, and has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on January 7, 2003. The Fund commenced operations on April 16, 2004. The duration of the Fund is ten years from the final subscription closing which occurred on April 16, 2004. The Board of Managers of the Fund has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of Members of the Fund who represent 66 2/3% of the Fund’s outstanding Units may determine to further extend the term of the Fund.

The Fund’s investment objective is to achieve long-term capital appreciation. Current income is not an objective. The Fund seeks to achieve its objective primarily by investing in a broad-based portfolio of existing buyout-focused funds. The Fund has invested in domestic private equity buyout funds, European buyout funds and funds engaged in distressed investing (collectively, the “Underlying Funds”). The Underlying Funds are not registered as investment companies under the Investment Company Act. There can be no assurance that the Fund will achieve its investment objective.

Excelsior Buyout Management, LLC (the “Managing Member”) serves as the Managing Member of the Fund pursuant to the operating agreement of the Fund and is responsible for the day-to-day management of the Fund. The Managing Member does not directly receive compensation from the Fund, however it does receive compensation from the Fund’s investment adviser. The Managing Member has made an investment in the Fund in exchange for 100 Units.

UST Advisers, Inc. (the “Investment Adviser”), a wholly owned subsidiary of United States Trust Company, N.A. (“U.S. Trust”), serves as investment adviser to the Fund and is responsible for identifying, evaluating, structuring, monitoring and disposing of the Fund’s investments. The Investment Adviser is compensated as described in Note 3. U.S. Trust is a wholly owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly owned subsidiary of The Charles Schwab Corporation (“Schwab”). Pursuant to the Fund’s operating agreement, the business and affairs of the Fund are overseen by a four member Board of Managers (the “Board”). The Board of Managers is analogous to a board of directors of a corporation.

Prior to December 16, 2005, U.S. Trust Company, N.A., a national bank acting through its registered investment advisory division, U.S. Trust Company, N.A. Asset Management Division, served as the investment adviser to the Fund under an investment advisory agreement (the “Agreement”) with the Fund. Effective December 16, 2005, UST Advisers, Inc., at the time a wholly-owned subsidiary of U.S. Trust Company, N.A., assumed U.S. Trust Company, N.A.’s duties under the Agreement pursuant to an assumption agreement. Effective March 31, 2006, U.S. Trust Company, N.A. and U.S. Trust merged with U.S. Trust remaining the surviving entity.

Note 2 — Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies and are consistently followed in the preparation of the financial statements. U.S. generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

A.  Cash and Cash Equivalents:

Cash and cash equivalents consist of deposits with banks and highly liquid investments with original maturities of 90 days or less.

B.  Investment Valuation:

The Fund will compute its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Valuation Committee of the Board. In determining its net asset value, the Fund will value its investments as of such quarter-end.

The Board and the Valuation Committee have approved procedures pursuant to which the Fund will value its investments in Underlying Funds at fair value. In accordance with these procedures, fair value as of each quarter-end ordinarily will be the value determined as of such-quarter-end by each Underlying Fund in accordance with the Underlying Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Underlying Fund will represent the amount that the Fund could reasonably expect to receive from an Underlying Fund if the Fund’s interest were redeemed at the time of valuation (although it is not generally expected that the types of Underlying Funds in which the Fund may invest will provide the Fund with redemption rights), based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund or, in certain cases, the Board or the Valuation Committee, will consider such information, and may conclude in certain circumstances that the information provided by an Underlying Fund’s manager does not represent the fair value of the Fund’s interests in an Underlying Fund. Following procedures adopted by the Board, and in the absence of specific transaction activity in interests in a particular Underlying Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Underlying Fund’s net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to review and supervision of the Fund’s Board and Valuation Committee. In the event that an Underlying Fund does not report a quarter-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Fund based on the most recent value reported by the Underlying Fund, as well as on any other relevant information available at the time the Fund values its portfolio. Because of the inherent uncertainty of valuation, the values of the Underlying Funds may differ significantly from the values that would have been used had a ready market for the Underlying Funds held by the Fund been available.

The Underlying Funds were purchased pursuant to a Securities Purchase Agreement dated December 19, 2003 between the Fund and AIG Global Investment Corp. and certain of its affiliates (“AIG”). As part of the Securities Purchase Agreement, the Fund has assumed all future commitments to the Underlying Funds from AIG. The purchase price paid by the Fund to AIG for each Underlying Fund was an amount equal to the net capital contributions previously made by AIG to the Underlying Funds, less any distributions previously made to AIG from the Underlying Funds. In addition, the cost basis of the Underlying Funds also reflects an additional $73,703 of legal expenditures directly related to the acquisition of the Underlying Funds.

At March 31, 2006, market quotations were not readily available for the Fund’s securities valued at $42,821,189 or 68.21% of the Fund’s net assets. Such securities were valued by the Investment Adviser under the supervision of the Board of Managers. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The Underlying Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. However, due to the nature of the Fund’s investments in Underlying Funds, such risks are limited to the Fund’s capital balance in each such Underlying Fund, which is the current value as included in the Portfolio of Investments.

C.  Short-term Investments:

The Fund also invests in short-term notes, stated at amortized cost, which approximates fair value.

D.  Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization and accretion of premiums and discounts, respectively, on fixed income investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions from an Underlying Fund will be recorded as a return of capital and will serve to reduce the cost basis of the Underlying Fund. Distributions received in excess of the cost basis are recognized as realized gains.

E.  Income taxes:

Under current law and based on certain assumptions and representations, the Fund intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Fund will itself not be subject to income tax. Rather, each Member, in computing income tax, will include his, her or its allocable share of the Fund’s income, gains, losses, deductions and expenses.

The cost of the Private Investment Funds for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Private Investment Funds. As of March 31, 2006, the Fund has not received information to determine the tax cost of the Private Investment Funds as of March 31, 2006. Based on the amounts reported to the Fund on Schedule K-1 as of December 31, 2005 and based on values of the Private Investment Funds as of March 31, 2006, and after adjustment for purchases and sales between December 31, 2005 and March 31, 2006, the estimated cost of the Underlying Funds at March 31, 2006 for federal tax purposes is $32,009,233. The resulting estimated net unrealized appreciation for tax purposes on the Private Investment Funds at March 31, 2006 is $10,811,956 consisting of gross appreciation of $10,982,590 and gross depreciation of $170,634. The cost basis for federal tax purposes of the Fund’s other investments at March 31, 2006 is $20,922,121, and those investments had no appreciation or depreciation at that date.

F.  Distribution policy:

Distributions of available cash will be made by the Fund at such times and in such amounts as determined by the Managing Member in its sole discretion.

Distributions shall be made to the Members in accordance with the following order of priority:

(a)	first, 100% to the Members pro rata in accordance with their percentage interest until aggregate distributions to the Members equal the sum of (i) their capital contributions and (ii) an amount equal to an 8% annual cumulative return on their unreturned capital contributions as of the date of such distribution;

(b)	second, 100% to the Investment Adviser until the Investment Adviser has received an amount equal to 5% of all prior distributions described in (a) above that are in excess of the Members’ capital contributions; and

(c)	thereafter, 95% to the Members pro rata in proportion to their percentage interest and 5% to the Investment Adviser.

The Fund will not reinvest income from its investments or the proceeds from the sale of its investments.

G.  Restrictions on transfer:

Units of the Fund are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Units without the prior written consent of the Board, which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws.

H.  Fees of the Underlying Funds:

Each Underlying Fund will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees or allocations. In addition to the Fund level expenses shown on the Fund’s statement of operations, Members of the Fund will indirectly bear the fees and expenses charged or allocated by the Underlying Funds, which fees are reflected in the valuations of the Underlying Funds and are not reflected in the ratios to average net assets in the Financial Highlights.

I.  Foreign Currency Gains and Losses:

The Fund currently has one investment in an Underlying Fund that is denominated in euros. The Fund’s policy is to exclude that portion of realized and unrealized gains on that investment resulting from changes in foreign exchange rates from any realized gains or losses from foreign currency transactions. Instead, the realized and unrealized gains or losses on that investment resulting from changes in foreign exchange rates will be combined with the realized and unrealized gain/loss from other investments.

J.  Offering and Organizational Expenses:

Offering costs of $405,000 were paid in Fiscal Year 2005 by the Fund and are reflected on the statement of changes in net assets as a reduction of contributed capital.

K.  Fiscal Year End:

In August 2004, the Board voted to change the fiscal year end of the Fund from December 31 to March 31, with March 31, 2005 being the first fiscal year end of the Fund following the commencement of operations. The tax year of the Fund is a calendar year.

Note 3 — Management Fee, Administration Fee and Related Party Transactions

Under the Agreement, the Fund pays the Investment Adviser an annual management fee equal to 1.00% of the Fund’s net asset value determined and payable as of the end of each fiscal quarter. As described in Note 2F above, after the Members have received distributions equal to the amount of their capital contributions and an 8% annual cumulative return on their unreturned capital contributions, the Investment Adviser will receive distributions in an amount equal to 5% of the distributions to the Members in excess of their capital contributions (the “Incentive Carried Interest”). The Incentive Carried Interest is paid in addition to the 1.00% management fee. At March 31, 2006, the accrued Incentive Carried Interest was $902,405.

U.S. Trust Company, N.A. entered into an Investment Monitoring Agreement (the “Monitoring Agreement”) with AIG on December 19, 2003. Effective December 16, 2005, the Investment Adviser assumed U.S. Trust Company, N.A.’s obligations under the Monitoring Agreement pursuant to an assumption agreement. Under the Monitoring Agreement, AIG will provide to the Investment Adviser certain quarterly information regarding the Underlying Funds. The Investment Adviser pays AIG an annual fee of  1/2 of 1% per annum of the Fund’s net asset value related to the Fund’s investments in the existing Underlying Funds pursuant to the terms of this agreement.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund retains PFPC Inc. (“PFPC”), a majority-owned subsidiary of The PNC Financial Services Group, as administrator, accounting and investor services agent. In addition, PFPC Trust Company serves as the Fund’s custodian. In consideration for its services, the Fund (i) pays PFPC a variable fee between 0.07% and 0.105%, based on average quarterly net assets, payable monthly, subject to a minimum monthly fee, (ii) pays annual fees of approximately $15,000 for taxation services and (iii) reimburses PFPC for out-of-pocket expenses.

Charles Schwab & Co., Inc. (the “Distributor”), a subsidiary of Schwab, served as the Fund’s distributor for the offering of Units. The Investment Adviser reimbursed the Distributor for its out-of-pocket expenses incurred in connection with this offering. The Distributor has entered into an agreement with UST Securities Corp. (the “Selling Agent”) relating to the purchase of Units through the Selling Agent acting as brokers or agents for its customers.

The Board is made up of three Managers who are independent of the Investment Adviser (the “Disinterested Managers”), and one Manager who is an “interested person” as defined by Section 2(a)(19) of the Investment Company Act. The Disinterested Managers receive $2,000 per meeting attended and $5,000 annually for their services. The chairperson receives an additional $500 per meeting and an additional $1,000 annually. The audit committee chairperson receives an additional $500 annually. All Disinterested Managers may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as directors. No person who is an officer, manager or employee of U.S. Trust Corporation, or its subsidiaries, who serves as an officer, manager or employee of the Fund receives any compensation from the Fund.

Note 4 — Purchases and Sales of Securities

Excluding short-term investments, the Fund had $11,307,030 of purchases and $16,810,926 of distributions received from Underlying Funds for the period ended March 31, 2006.

Note 5 — Commitments

As of March 31, 2006, the Fund had outstanding investment commitments to Underlying Funds totaling $17,692,954.

Note 6 — Description of Underlying Funds (Unaudited)

The Fund’s investments in domestic buyout funds include Berkshire Partners VI, L.P., which focuses on larger middle market growth buyouts; Blue Point Capital Partners, L.P., which focuses on value-oriented lower middle-market buyouts outside of the northeastern United States; Blum Strategic Partners II, L.P., which focuses on undervalued public small-cap companies; Catterton Partners V, L.P., which focuses on consumer focused middle-market growth buyouts; Charlesbank Equity Fund V, L.P., which focuses on broad based middle-market buyouts; Lincolnshire Equity Fund III, L.P., which focuses on acquiring and growing small and middle market companies; and 2003 Riverside Capital Appreciation Fund, L.P., which focuses on lower middle-market buyouts.

The Fund’s investments in distressed investment funds include MatlinPatterson Global Opportunities Partners, L.P., which focuses on severely discounted securities and obligations, and OCM Principal Opportunities Fund II, L.P., which focuses on undervalued middle-market companies.

The Fund’s investments in European buyout funds include Advent Global Private Equity IV-A, L.P., which focuses on middle-market growth buyouts across western Europe, and Electra European Fund, L.P., which focuses on value oriented middle-market buyouts, primarily in the United Kingdom, France and Germany.

Due to the nature of the Underlying Funds, the Fund cannot liquidate its positions in the Underlying Funds except through distributions from the Underlying Funds, which are made at the discretion of the Underlying Funds. The Fund has no right to demand repayment of its investment in the Underlying Funds.

Note 7 — Pending Litigation

U.S. Trust (formerly U.S. Trust Company, N.A.), the Investment Adviser’s parent company, was contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). U.S. Trust has provided full cooperation with respect to these Investigations and continues to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Investment Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain mutual funds managed by U.S. Trust. The short-term trading activities permitted under these arrangements have been terminated and U.S. Trust has strengthened its policies and procedures to deter frequent trading.

U.S. Trust, certain of its affiliates, and others have also been named in several class action and derivative lawsuits which allege that U.S. Trust, certain of its affiliates, and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain mutual funds managed by U.S. Trust. Each seeks unspecified monetary damages and related equitable relief.

The class and derivative actions described above have been transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiff’s claims in both the investor class action and the derivative lawsuits. Plaintiffs’ claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and under Sections 36(b) and 48(a) of the Investment Company Act, however, have not been dismissed. Discovery has commenced with respect to plaintiff’s remaining claims.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information and consultation with counsel, U.S. Trust believes that the resolution of the pending Investigations and private lawsuits are not likely to materially affect the Investment Adviser’s ability to provide investment management services to the Fund. Neither the Investment Adviser nor the Fund is a subject of the Investigations or a party to the lawsuits described above.

Note 8 — Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Managers of Excelsior Buyout Investors, LLC

We have audited the accompanying statement of assets and liabilities of Excelsior Buyout Investors, LLC (the “Fund”), including the schedule of investments, as of March 31, 2006, and the related statements of operations, and cash flows for the year then ended, and changes in net assets and the financial highlights for the year ended March 31, 2006 and the period April 16, 2004 (commencement of operations) to March 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investment funds owned as of March 31, 2006, by correspondence with management of the investment funds; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Excelsior Buyout Investors, LLC as of March 31, 2006, the results of its operations, and its cash flows for the year then ended, and changes in net assets and the financial highlights for the year ended March 31, 2006 and the period April 16, 2004 (commencement of operations) through March 31, 2005, in conformity with accounting principles generally accepted in the Unites States of America.

May 25, 2006

Excelsior Buyout Investors, LLC

Fund Management (Unaudited)

Information pertaining to the Board of Managers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager

Disinterested Managers

Virginia G. Breen 230 Lackwanna Dr. Andover, NJ 07821 Age 41	Manager	Term — Indefinite; Length — since May 2003	Partner, Sienna Ventures (1/05 to present); Partner, Blue Rock (8/95 to present). Also a manager of Excelsior Absolute Return Fund of Funds, LLC, Excelsior Absolute Return Fund of Funds Master Fund, LLC, and Excelsior LaSalle Property Fund, Inc.	3

Jonathan B. Bulkeley 1133 5th Ave., Apt. 3 New York, NY 10128 Age 45	Manager	Term — Indefinite; Length — since May 2003	CEO of Scanbuy, a wireless software company (3/06 to present); Managing Partner of Achilles Partners (10/01 to 3/06): Non-Executive Chairman of QXL, PLC (2/98 to 2/05); Chairman and CEO, Lifeminders, an online direct marketing company (2/01 to 10/01); CEO, barnesandnoble.com (12/98 to 1/00). Also a manager of Excelsior Absolute Return Fund of Funds, LLC, Excelsior Absolute Return Fund of Funds Master Fund, LLC, and Excelsior LaSalle Property Fund, Inc.	3

Thomas F. McDevitt Edgewood Capital 1055 Summer St. Stamford, CT 06905 Age 49	Manager	Term — Indefinite; Length — since May 2003	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/02 to present); Managing Director, Societe Generale (6/98 to 3/02). Also a manager of Excelsior Absolute Return Fund of Funds, LLC, Excelsior Absolute Return Fund of Funds Master Fund, LLC, and Excelsior LaSalle Property Fund, Inc.	3

Interested Manager

Mr. James L. Bailey U.S. Trust Company 225 High Ridge Road Stamford, CT 06905 Age 60	Manager and Co-Chief Executive Officer	Term — Indefinite; Length — since June 2005	Executive Vice President and Chief Operating Officer of U.S. Trust (4/06 to present), United Trust Company of New York (12/04 to 3/06) and U.S. Trust Corporation (12/04 to present); Executive Vice President of United Trust Company of New York and U.S. Trust Corporation (1/03 to 12/04); Chairman and Director of U.S. Trust Hedge Fund Management Inc. (12/05 to 4/06); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (2003 to 7/04); Consultant in the financial services industry (8/00 to 1/03). Also a manger of Excelsior Absolute Return Fund of Funds, LLC, Excelsior Absolute Return Fund of Funds Master Fund, LLC, Excelsior LaSalle Property Fund, Inc., Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust and Excelsior Funds, Inc.	3

Excelsior Buyout Investors, LLC

Fund Management (Unaudited) — (continued)

Information pertaining to the officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation During Past Five Years

Mr. Robert F. Aufenanger, 52 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Chief Financial Officer and Secretary	Since Company inception	President and Director, UST Advisers, Inc. (12/05 to present); Senior Vice President, Alternative Investments Division, U.S. Trust (4/06 to present); Senior Vice President, Chief Financial Officer and Treasurer, Alternative Investments Division, U.S. Trust Company, N.A. (4/03 – 3/06); Chief Financial Officer, Treasurer and Director, U.S. Trust Hedge Fund Management, Inc. (7/03 to present); Consultant to private equity funds 91/02 – 3/03); Chief Financial Officer (12/99 – 12/01); prior to U.S. Trust, Mr. Aufenanger worked as a consultant to various clients in the fund industry and prior to this was Chief Financial Officer for Icon Holdings Corp.

Ms. Stefaine A. Firtel, 32 U.S. Trust Company 114 W. 47th Street New York, NY 10036	Chief Compliance Officer	Since November, 2005	Chief Compliance Officer of U.S. Trust’s Alternative Investment Division and Vice President, U.S. Trust (4/05 to present); Assistant Vice President, Deutsche Asset Management (8/03 – 3/05); Assistant Corporate Secretary, Triarc Companies, Inc. (5/02 – 7/03); Corporate Staff Attorney, Paul, Weis, Rifkind, Wharton & Garrison (3/01 – 5/02).

Mr. Lee A. Gardella, 39 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	President and Co-Chief Executive Officer	Since Company inception	Senior Vice President, CTC Consulting, Inc. (1/06 to present); Senior Vice President and Portfolio Manager, UST Advisers, Inc. (12/05 to present); Senior Vice President, U.S. Trust (4/06 to present) and U.S. Trust Company, N.A. (3/00 – 3/06); Vice President, U.S. Trust Hedge Fund Management, Inc. (7/04 to present) and Director (5/03 to present).

Mr. Raghav Nandagopal, 43 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Vice President	Since June 2005	Senior Vice President and Portfolio Manager, UST Advisers, Inc. (12/05 to present); Senior Vice President, U.S. Trust (4/06 to present) and U.S. Trust Company, N.A. (3/02 – 3/06); Vice President, U.S. Trust Company, N.A. (2/01 – 2/02).

Mr. Ben Tanen, 30 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Vice President	Since December 2005	Vice President, UST Advisers, Inc. (9/05 to present); Associate and Vice President at Dawntreader Ventures (formerly SoundView Ventures), a venture capital firm (2000 to 2005); Associate Analyst at Giga Information Group (now Forrester Research), a technology research and advisory firm (1997 to 1999).

All officers of the Fund are employees and/or officers of the Investment Adviser.

Officers of the Fund are elected by the managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Excelsior Buyout Investors, LLC

Fund Management (Unaudited) — (continued)

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. U.S. Trust and its affiliates are wholly owned subsidiaries of The Charles Schwab Corporation. Additional information is available upon request.

The SAI (or Statement of Additional Information) includes additional information about the managers of the Company and is available, without charge, upon request by calling (800) 647-6972.

Excelsior Buyout Investors, LLC

Advisory Agreement Continuance (Unaudited)

In determining whether to approve the continuance of the Advisory Agreement, the Board considered the following information:

1) The nature, extent and quality of services provided by the Adviser.

The Managers reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Managers noted that these services included managing the investment program of the Fund as well as the provision of general corporate services. The Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting and related services, including valuation of the Fund’s portfolio of investments and compliance monitoring. The Managers also considered the resources dedicated to compliance monitoring by the Adviser and discussed the Adviser’s commitment to provide additional resources in this area. The Managers also considered that the Adviser, at its own expense, had entered into an investment monitoring agreement with AIG PEP III Partnership GP, LLC (“AIG”) pursuant to which AIG monitored the Fund’s portfolio investments and that the Adviser supervises AIG in the provision of these services. The Managers considered that the Adviser paid for all compensation of officers of the Fund that were affiliated with the Adviser. The Managers evaluated these factors based on their direct experience with the Adviser and in consultation with Fund counsel and counsel to the disinterested Managers. The Managers concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser had not diminished over the past year and that the quality of service continued to be high. The Managers reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its affiliates exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Managers, and (iv) the Adviser had kept the Managers apprised of developments relating to the Fund and the industry in general. The Managers also focused on the Adviser’s knowledge of the private equity investments contained in the Fund’s portfolio and on its expertise and reputation in this market segment.

2) The performance of the Fund and the Adviser.

The Managers reviewed the performance of the Fund since its inception. Because the Fund is a closed-end fund of funds investing in buyout focused funds, the Managers determined that there was no relevant peer group performance analysis available. The Managers reviewed the Fund’s internal rate of return since inception and considered that the Fund had recently made a $95 per unit cash distribution to its unit holders. The Managers noted that, on a cumulative basis, the Fund had already made significant distributions to its members. The Managers also reviewed the valuations of the buyout funds contained in the Fund’s portfolio and noted that those investments had appreciated significantly from their original cost basis. The Managers concluded that the Fund’s performance, and the performance of the Adviser in securing that performance, was excellent. In connection with their assessment of the performance of the Adviser, the Managers considered the Adviser’s financial condition and whether it has the resources necessary to continue to carry out its functions under the Advisory Agreement. In this regard, the Managers reviewed U.S. Trust Corporation’s consolidated balance sheet for calendar years 2004 and 2005 and U.S. Trust Company N.A.’s consolidated balance sheet for calendar year 2005 and concluded that the Adviser has the financial resources necessary to continue to perform its obligations under the contract and to continue to provide the high quality services that it has provided to the Fund to date.

Excelsior Buyout Investors, LLC

Advisory Agreement Continuance (Unaudited) — (continued)

3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Managers’ consideration of the level of the advisory fee, the Managers considered a number of factors. First, the Managers compared the level of the advisory fee against the fee charged by other private equity funds of funds. In performing this analysis, the Managers took into account that there was no recognized broad-based industry database for comparative fees of private equity fund of funds. Instead, the Managers relied on their own knowledge of the marketplace and reviewed a “State of the Markets” research report on private equity funds of funds issued in 2004 by an independent organization called Asset Alternatives (the “Asset Alternatives Report”). The Managers considered that the Fund’s 1% base fee was well within the range of the average and median fees reported in the Asset Alternatives Report. The Managers also considered the carried interest feature of the advisory fee and concluded that the Adviser’s 5% carried interest and 8% hurdle rate compared very favorably to other funds in the Asset Alternatives Report and to its sister fund, Excelsior Buyout Partners, LLC (“EBP”), a private fund not required to be registered under the 1940 Act that makes parallel investments to the Fund at the same time and on the same terms. The Managers considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. The Managers noted that, other than EBP, the Fund was the only product of its nature managed by the Adviser and therefore determined that the fee charged by the Adviser to other clients for other advisory services was not relevant. Based on their review of these factors and on their own industry experience, the Managers concluded that the level of advisory fee was reasonable.

The Managers also considered the profitability to the Adviser of its relationship with the Fund. In this regard the Managers reviewed a profitability estimate generated by the Adviser for 2005. The Managers reviewed income received by the Adviser from the management fee and expenses borne by the Adviser, including organizational expenses and the investment monitoring fee expense. The Board also considered accruals for the Adviser’s carried interest, noting that realization by the Adviser of any carried interest amount was not yet certain. Even after taking such accruals into account, the Board concluded that the profitability of the Fund to the Adviser was not excessive.

4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Managers’ consideration of economies of scale, the Managers noted that the Fund, as a closed-end fund, would typically not increase in size. In addition, as a result of its distribution policy, the Fund was structured to progressively decline in size as distributions were made. The Managers noted that since the advisory fee was a fixed percentage of the Fund’s total assets, the amount of the advisory fee would decrease as the Fund decreased in size. The Managers concluded that for these reasons, considerations as to economies of scale were not relevant to their consideration of the appropriateness of the advisory fee.

5) Other Factors.

In addition to the above factors, the Managers also discussed other benefits received by the Adviser from its management of the Fund, including the ability to market its advisory services for similar products in the future should the Fund perform well. They also discussed the Adviser’s relationship with EBP.

Excelsior Buyout Investors, LLC

Proxy Voting and Form N-Q (Unaudited)

Information regarding proxy votes cast by the Fund (if any) is available without charge, upon request, by calling the Fund at 800-647-6972 or on the website of the Securities and Exchange Commission at www.sec.gov. The Fund did not receive any proxy solicitations during the period ended March 31, 2006.

The Fund files a complete portfolio schedule with the Securities and Exchange Commission within 60 days after the end of the first and third fiscal quarters on Form N-Q, beginning with the quarter ended December 31, 2004. The Form N-Q is available at www.sec.gov and may be obtained at no charge by calling 800-647-6972.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Chief Financial Officer. The registrant has not made any amendments or granted any waivers to its code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Managers has determined that there are two audit committee financial experts serving on its audit committee, Virginia G. Breen and Jonathan Bulkeley, who are “independent,” as defined in the instructions to this Item.

Item 4. Principal Accountant Fees and Services.

	FYE 3/31/06	FYE 3/31/05
4(a) Audit Fees	$62,560	$50,000

4(b) Audit Related Fees	$0	$0

4(c) Tax Fees	$0	$0

4(d) All Other Fees	$388	$0

4(e)(1) The registrant’s audit committee is required to pre-approve (i) all audit and non-audit services performed by the independent registered public accounting firm (“accountants”) for the registrant and (ii) any non-audit services performed by the accountants for the registrant’s investment adviser and control persons of the adviser that provide ongoing services to the registrant (“Service Affiliates”) if the services relate directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

4(e)(2) None.

4(f) Not applicable.

4(g) The amount of non-audit fees that were billed by the registrant’s accountant for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2006, were $0 and $754,000, respectively. The amount of non-audit fees that were billed by the registrant’s accountant for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2005, were $0 and $618,675, respectively.

4(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated responsibility for the voting of proxies to the investment adviser. Those Proxy Voting Policies are attached herewith.

Proxy Voting Policies

Overview

U.S. Trust often has authority to vote proxies for shareholders with accounts managed by the firm. As an investment adviser or as a trustee, U.S. Trust has a fiduciary duty to act solely in the interest of its clients (see below) when exercising this authority. At U.S. Trust, we recognize that in those cases where we have voting authority, we must vote client securities in a timely manner and make voting decisions that are in the interest of our clients (or, in the case of ERISA accounts, in the interest of the plan’s participants and their beneficiaries.)

To fulfill this responsibility, U.S. Trust has established a Proxy Committee. The Proxy Committee is responsible for establishing and implementing proxy voting policies and procedures and for monitoring those policies and procedures. Appendix A and Appendix B set forth the Proxy Committee’s current policies with respect to how U.S. Trust will vote with regard to specified matters that may arise from time to time. These voting policies are based entirely upon considerations of investment value and the financial interests of our clients (or, in the case of ERISA accounts, in the interest of the plan’s participants and their beneficiaries.)

From time to time, U.S. Trust may experience potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust may have a relationship that could conceivably affect the manner in which we vote the issuer’s proxy. The Proxy Committee has developed conflicts procedures governing these situations, which are set for in detail in Appendix C.

The Proxy Voting Committee is responsible for establishing policies and procedures to govern the voting of proxies in all accounts for which U.S. Trust Company N. A. and/or United States Trust Company of New York serve as investment adviser or trustee and for which we have voting authority, with the exception of certain of the ERISA accounts for which the Special Fiduciary Services Division of U.S. Trust Company N.A. (“SFS”) acts as a plan fiduciary under ERISA. As discussed further in Appendix D, the SFS client accounts commonly hold large concentrations of employer securities. Due to the special nature of these accounts, and as a result of ERISA requirements , SFS is generally responsible for voting all proxies for which it serves as an ERISA plan fiduciary.

The Proxy Committee has also developed procedures implementing the Committee’s policies and governing the proxy voting process. These procedures are set forth in Appendix E. As described in Appendix E, the Proxy Committee has engaged Institutional Shareholder Services, Inc., (“ISS”) a nationally recognized provider of proxy voting services, to assist in voting proxies for accounts over which U.S. Trust has custody of client assets. ISS also provides the Committee with recommendations regarding particular proxy matters.

The current members of the Proxy Committee are:

John Gregg, Chairman & Secretary

Scott Benesch

John Clymer

Carmen S. Diaz

Margaret Marajh

Jeff Osmun

Matthew Warner

Advisory (i.e. non-voting) members of the committee are:

Nicola Knight, Counsel

Nancy Wood, Counsel

Lisa Levine, Compliance

Statement of Proxy Voting Guidelines

The Proxy Committee has established the following voting guidelines. In all cases, these guidelines are subject to the firm’s conflicts procedures. Thus, in the event that a conflict is identified, the procedures set in Appendix C, rather than these guidelines, will apply:

1.	With respect to those routine matters set forth in Appendix A, U.S. Trust will vote in accordance with the views and recommendations of a corporation’s management.

2.	With respect to the matters identified in Appendix B, U.S. Trust will vote in accordance with the guidelines set forth in Appendix B.

3.	With respect to any matter that is not identified in either Appendix A or B, the Proxy Committee will consider such matter on a case-by-case basis and vote in a manner consistent with its fiduciary obligations and the interests of its clients.

4.

The Proxy Committee may override the guidelines set forth in Appendix A and Appendix B if it determines that a vote contrary to these guidelines is appropriate from the standpoint of the interests of its clients (or, in the case of ERISA accounts, in the interest of the plan’s participants and their beneficiaries.) and is consistent with its fiduciary responsibilities under applicable law, including ERISA. Any decision to deviate from these guidelines must be documented by the Proxy Committee and maintained with the records of the Committee. In compelling circumstances, the Proxy Committee may determine to “split” its vote on a particular matter for different investment advisory clients for which it is exercising its authority to vote proxies. Any decision to “split” votes must be appropriate from the standpoint of the interests of each of its clients and must be consistent with its fiduciary responsibilities. Any decision to split votes must be documented by the Proxy Committee and maintained with the records of the Committee.

Appendix A – Routine Issues

The Proxy Committee has determined that the following items are considered routine and will generally be voted in a manner consistent with the recommendations of management of the issuer:

1. Ratification of Auditors

2. Corporate housekeeping matters – including: Proposals relating to the conduct of the annual meeting, name changes, non-substantive or corrective changes to charter or by-laws (including increasing or decreasing the number of directors), proposals as to the creation of corporate governance, nominating or other committees and proposals concerning the composition of such committees, and proposals relating to whether one individual may act as both Chairman and CEO or otherwise hold simultaneous officer and director positions.

3. Routine capitalization matters- including: Matters relating to adjusting authorized common or preferred stock in connection with stock splits, reverse splits or other business matters not related to anti-takeover measures, issuance of shares in connection with an acquisition, increase in capital stock for shareholder rights plan.

4. Composition of the Board- including: Election of directors, removal of directors for cause, establishing term limits for directors, requiring two candidates for each board seat; except that proposals relating to whether a majority of the Board must be independent are not considered routine.

5. General corporate matters- including: Formation of a holding company, reincorporation into a different state, issuance of special reports (including reports on employment and recruiting practices in relation to the gender, race or other characteristics) and reports on charitable/political contributions and activities, adoption, renewal or amendment of shareholder rights plan, establishing or amending employee savings, employee stock ownership plans or investment plans.

Appendix B – Non-Routine Issues

The Proxy Committee has adopted the following guidelines with respect to the following non-routine issues.

1 – Proposals Regarding Director Elections

i.	Cumulative voting for the election of directors – Cumulative voting permits a shareholder to amass (cumulate) all his/her votes for directors and apportion these votes among one, or a few, or all directors on a multi-candidate slate. We believe that cumulative voting favors special interest candidates who may not represent the interests of all shareholders. We will typically vote against proposals for cumulative voting and for proposals to eliminate cumulative voting.

ii.	Classified Boards – We believe that electing directors is one of the most basic rights that an investor can exercise in stock ownership. We believe that a non-classified Board (requiring re-election of all directors annually) increases the accountability of the Board to shareholders. We will typically vote against proposals seeking classification of a Board and for proposals seeking declassification.

iii.	Term limits for independent directors – We believe that term limits can result in arbitrarily discarding knowledgeable, experienced directors. We believe that qualified and diligent directors should be allowed to continue to serve the interests of a company’s shareholders and that term limits do not serve shareholder’s interests. We will typically vote against such proposals.

iv.	Proposals concerning whether a majority of the board must be independent – We believe that it is beneficial for a majority of the board of directors of a company to be comprised of independent directors. As such, we will typically vote for such proposals.

v.	Proposals requiring a majority vote for election of directors – Such proposals go beyond what is typically required under state law, which normally provides for election of directors by a plurality vote. We believe such proposals may frustrate the will of the shareholders who have expressed a preference for a director. We will typically vote against such proposals.

2 – Other Director-Related Proposals

(i)	Proposals limiting liability or providing indemnification of directors – We believe that in order to attract qualified, effective and experienced persons to serve as directors, it is appropriate for a company to offer appropriate and competitive protection to directors from exposure to unreasonable personal liability potentially arising from serving as a director. We will typically vote for such proposals.

(ii)	Proposals regarding director share ownership – Like employee stock ownership, director stock ownership aligns the interests of directors and shareholders. Whether through outright purchase (with the director’s cash compensation) or through option grants, we believe director share ownership is in the interests of shareholders. We will typically vote for such proposals.

3 – Anti-Takeover proposals and Shareholder rights

(i)	Shareholder rights plans and poison pills – Poison pills are used as a defense against takeover offers that are not welcomed by incumbent management. Such plans typically allow shareholders (other then the shareholder making the takeover offer) to purchase stock at significantly discounted prices. Such a plan may serve to entrench management and directors and may effectively prevent any take-ever, even at a substantial premium to shareholders. We will typically vote against poison pill plans and against proposals to eliminate a requirement that poison pill plans be submitted to shareholders for approval.

(ii)	Golden Parachute arrangements – We believe that executive severance arrangements that are triggered by a change in control (known as “golden parachutes”) should be submitted for shareholder approval and will therefore vote for such a requirement. We will typically vote against such arrangements if they result in a payment of more than 3 times an executive’s annual salary and bonus.

(iii)	Other anti-takeover provisions – We will typically vote against other anti-takeover provisions, such as blank check preferred stock, greenmail provisions, shark repellants and increases in authorized shares for anti-takeover purposes and will typically vote for proposals such as fair price amendments.

(iv)	Limitations on shareholder rights – We will typically vote against proposals which limit shareholders’ corporate rights, including, the right to act by written consent, the right to remove directors, to amend by-laws, to call special meetings, or nominate directors.

(v)	Proposals regarding supermajority vote requirement – We support shareholders’ ability to approve or reject matters based on a simple majority. We will typically vote against proposals to institute a supermajority vote requirement.

(vi)	Proposals Regarding Confidential Voting – Confidential voting allows shareholders to vote anonymously and we believe helps large institutional shareholders avoid undue influence that may be exerted by special interest groups. Prohibiting confidential voting may discourage some shareholders from exercising their voting rights, which we believe is not in the best interests of a company’s shareholders. We will typically vote for the adoption of confidential voting proposals and against proposals to prohibit confidential voting.

(vii)	Discretionary voting of unmarked proxies – Such proposals often provide management with the discretion to vote unmarked proxies as management determines. Except for the discretion to vote unmarked proxies with respect to a proposal to adjourn a meeting and to set a new meeting date, we believe it is not proper to provide management with the discretion to vote unmarked proxies. We will typically vote against such proposals.

4 – Management compensation proposals

(i)	Proposals to establish or amend various forms of incentive compensation plans and retirement or severance benefits for directors or key employees – We support effective and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees. These awards act as incentives for such key employees to improve the overall financial performance of the corporation. These awards should be reasonable, given corporate circumstances, and developed at the discretion of the board of directors’ compensation committee or other special committee charged with evaluating such plans. We also support appropriate severance benefits for directors and employees and recognize that they are necessary to attract and retain experienced and qualified individuals. We will typically vote for such proposals.

(ii)	Proposals for establishing or amending Executive Incentive Bonus Plans – We believe that executive incentive bonus plans are an integral part of management compensation structures. We believe proposals for establishing and amending executive incentive bonus plans are worthwhile. We will typically vote for such proposals.

(iii)	Proposals to limit the discretion of management to determine the compensation of directors and officers – We believe that proposals that limit the discretion of management to determine compensation of directors and officers of a company are inappropriate. We believe management is best situated to determine what the market requires in order to attract able and qualified persons to act as directors and officers. We will typically vote against such proposals.

5 – Non-Routine General Corporate Matters

(i)	Proposals relating to asset sales, mergers, acquisitions, reorganizations & restructurings – These proposals are typically brought by management for underlying business reasons. We believe that management best understands the corporation’s business and is best situated to take appropriate courses of action. Thus, we will typically vote for such proposals.

(ii)	Proposals for extinguishing shareholder preemptive rights – Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. For companies having large, actively-traded equity capitalizations, individual shareholder’s proportionate ownership may easily be obtained by market purchases. We believe that greater financing flexibility and reduced expenses afforded by not having preemptive rights are more beneficial to shareholders than the ability to maintain proportionate ownership through preemptive rights. We will typically vote for proposals to extinguish such rights and against proposals to create such rights.

(iii)	Proposals requiring consideration of comparative fee information by independent auditors – The cost of an audit is determined mainly by the specific characteristics of each corporation, which may not be comparable even for companies within the same industry. Thus, the comparison of one auditor’s fees with those of another auditor for a different corporation is not meaningful. We further believe that the cost of the audit should not be the overriding factor in the selection of auditors. As such, we will typically vote against such proposals.

(iv)	Proposals mandating diversity in hiring practices or board composition – We believe that management is best able to make hiring and firing decisions and should make those decisions, consistent with the requirements of applicable law, based on the best available talent for the position in question. We believe that federal and state anti-discrimination laws should control to prevent discriminatory practices and that the vast majority of corporations make concerted efforts to comply with federal and state laws that prohibit employment discrimination. We will typically vote against such proposals.

(v)	Proposals prohibiting dealings with certain countries – the decision to prohibit business dealings with any country is a policy issue that we believe is best reserved to the U.S. government. If the U.S. government has not prohibited trade or business dealing with companies in a particular foreign country, then we believe it is up to management to determine whether it would be appropriate for a company to do business in that country. We will typically vote against such proposals.

(vi)	Proposals to limit the number of other public corporation boards on which the CEO serves – We believe that service on multiple boards may enhance the CEO’s performance by broadening his or her experience and facilitating the development of a strong peer network. We feel that management and the board are best suited to determine the impact of multiple board memberships on the performance of the CEO. We will typically vote against such proposals.

(vii)

Proposals to limit consulting fees to an amount less than audit fees – We believe that access to the consulting services of professionals is a valuable resource of increasing importance in the modern world that should be at the disposal of management. We believe that restricting management’s access to such resources is not in the interests of the corporation’s shareholders. We will typically vote against such proposals.

(viii)	Proposals to require the expensing of stock options – Current accounting standards permit, but do not require, the expensing of stock options. We believe that the expensing of stock options is beneficial in reviewing the financial condition of an issuer. We will typically vote for such proposals.

(ix)	Proposals restricting business conduct for social and political reasons – We do not believe that social and political restrictions should be placed on a company’s business operations, unless determined to be appropriate by management. While, from an investment perspective, we may consider how a company’s social and political practices may affect present and prospective valuations and returns, we believe that proposals that prohibit companies from lines of business for social or political reasons are often motivated by narrow interest groups and are not in the best interest of the broad base of shareholders of a company. We believe that management is in the best position to determine these fundamental business questions. We will typically vote against such proposals.

(x)	Proposals requiring companies’ divestiture from various businesses – Proposals to require companies to divest from certain businesses, like tobacco, or from businesses that do not follow certain labor practices, are often motivated by narrow special interests groups. We believe that management is best suited to determine a company’s business strategy and to consider the interests of all shareholders with respect to such matters. We will typically vote against such proposals.

6 – Other Shareholder proposals – Other shareholder proposals may arise from time to time that have not been previously considered by management. These proposals often have a narrow parochial focus. We will typically with management with regard to such proposals.

Appendix C – Conflicts Procedures

From time to time, U.S. Trust may encounter potential conflicts of interest when voting a proxy for an issuer with whom U.S. Trust or a member of senior management may have a relationship that might affect the manner in which U.S. Trust votes the issuer’s proxy. The Proxy Committee has developed the following conflicts procedures governing these situations. In such situations, as described below, the conflict may be addressed by (i) relinquishing to the account principal the voting of the proxy, (ii) voting the proxies in accordance with the firm’s pre-existing voting policies as set forth in Appendices A and B, or (iii) voting the proxies in accordance with the recommendations of an independent third party, such as ISS. With respect to (iii) above, the Proxy Committee will periodically obtain representations and assurances from ISS (or any other agent selected by the Committee for purposes of this Conflicts Procedure) that the agent is not itself conflicted from making such a recommendation. If the Proxy Committee determines that ISS (or such other agent) also has a conflict, it shall secure the services of another independent 3rd party proxy evaluation firm and vote the shares in accordance with the recommendations of that firm.

Conflicts Related to Voting of Shares of Affiliated Funds

U.S. Trust may have voting authority for shares held by its clients in mutual funds managed by U.S. Trust or its affiliates. In these circumstances, U.S Trust may have a conflict of interest in voting these shares on behalf of its clients, particularly in matters relating to advisory or other fees or mergers and acquisitions. In all cases, it is U.S. Trust’s policy to instruct ISS to vote these shares in accordance with its own recommendations or the recommendations of another independent 3rd party proxy evaluation firm.

Conflicts Associated with Voting of Shares Issued by Affiliated Companies

U.S. Trust is affiliated with Charles Schwab & Co. (“Schwab”), which is a publicly registered company. U.S. Trust may have voting authority for shares held by its clients in Schwab. U.S Trust may have a conflict of interest in voting these shares on behalf of its clients as a result of this affiliation. In all cases, it is U.S. Trust’s policy to relinquish to the account principal the voting proxy for Schwab securities. If there is no such account principal, then it’s U.S. Trust’s policy to abstain from voting on these matters.

General Conflicts

Other conflicts may arise for a number of reasons, including relationships that may exist between an issuer and U.S. Trust and/or members of its senior management or investment professionals. The Proxy Committee will delegate to one of its members the duty periodically to inform portfolio managers, senior business managers and other members of senior management that it is their collective responsibility to bring to the Committee’s attention matters that may create a conflict of interest for the Firm when voting proxies for issuers. Before an investment professional opines on any ballot issue, he/she must confirm that they do not have a potential conflict of interest with regard to the particular issuer. Potential conflicts of interest may include a relationship that may exist with the issuer or a relationship that may exist with the issuer through a client or other individual or entity.     In addressing potential General Conflicts of Interest, the following definitions and policies apply:

US Trust Senior Office: a Director or a member of the management committee of a US Trust Entity or of The Charles Schwab Corporation.

US Trust Entity: U.S. Trust Corporation, United States Trust Company, National Association, UST Advisors, Inc and U.S. Trust Company of Delaware.

An Institutional Client of a US Trust Entity: An institutional account of a publicly-traded company for which a US Trust Entity provides investment management services or serves as custodian or trustee of corporate funds or employee benefit plans, accounts of governmental entities, public endowments and foundations.

Potential General Conflicts of Interest – A potential general conflict of interest exists where UST has discretion to vote a proxy for an issuer and:

1.	A US Trust Senior Officer serves as an officer or director of that issuer.

2.	A member of the Proxy Committee serves as an officer or director of that issuer.

3.	The Proxy Committee is advised or becomes aware of a potential conflict presented by a significant business relationship (i.e., managed accounts, private banking services) with the issuer or with an individual who may be a director or senior officer of the issuer.

When a General Conflict of Interest is identified, it will be resolved by instructing ISS to vote the proxy for such issuer in accordance with its own recommendations, or with the recommendations of another independent 3rd party proxy evaluation firm. Potential Conflicts of Interest will be identified periodically by a member of the Proxy Committee designated by the Committee Chair. Potential Conflicts of Interest will be reviewed periodically by the Proxy Committee. For information regarding outside activities of U.S. Trust employees, the Proxy Committee should contact the Compliance Department for relevant Business Code of Ethics disclosures. For information regarding outside activities of Directors of U.S. Trust and Schwab, the Proxy Committee should review disclosures available on public websites aboutschwab.com and ustrust.com.

Appendix D- Policies with Respect to Accounts for which the Special Fiduciary Services Division of U.S. Trust Company N.A. Serves as ERISA Plan Fiduciary

SFS acts as an ERISA plan fiduciary for certain employee benefit accounts, including accounts managed by U.S. Trust. SFS client accounts commonly hold large concentrations of employer securities. Due to the special nature of these accounts, and as a result of ERISA requirements , SFS is generally responsible for voting all proxies for plans in which it serves as an ERISA plan fiduciary.

In its capacity as a plan fiduciary, SFS often is delegated authority to vote, or instruct the plan’s trustee on how to vote proxies on behalf of the plan. In discharging its duties, SFS is subject to fiduciary responsibilities and procedural requirements imposed by ERISA. U.S. Trust has determined that it is appropriate that SFS exercise its own discretion in voting proxies for these accounts. In implementing this policy, the Proxy Committee has adopted the following procedures:

1.	Each quarter, the Chairman of the SFS will provide the Proxy Committee with a list of all clients for which SFS has proxy-voting discretion.

•	SFS will make an independent determination, as detailed on the SFS proxy recommendation, on how to vote with respect to those accounts for which SFS exercises discretion given its fiduciary responsibilities and the interests of the Plan’s participants and beneficiaries and taking into account U.S. Trust’s proxy voting guidelines. SFS may split its vote with respect to a particular proposal in instances where SFS receives direction from participants, an investment manager or other named fiduciary. The minutes of the meeting of the Special Fiduciary Committee shall reflect the proxy recommendation which will incorporate the supporting analysis by the SFS financial analyst (or relationship manager) and will include the rationale for the decision reached.

2.	SFS will advise the Proxy Committee as to the determination reached by SFS on each proxy voting matter and the rationale for its decision with the Proxy Committee. The Proxy Committee will implement the voting instructions on behalf of SFS accounts for which U.S. Trust has custody. If SFS determines to vote in a manner which is inconsistent with these guidelines, or if a split vote results, then the reasons for such decisions shall be documented and recorded in the minutes of the meetings of the Special Fiduciary Committee.

Appendix E – Proxy Voting Procedures

U.S. Trust’s proxy voting policies and procedures are developed, implemented and monitored by the Proxy Committee. The Proxy Committee meets at least quarterly, and more often when appropriate. The Chairman of the Committee is responsible for convening meetings of the Committee. The attendance in person or telephonically of at least three members of the Committee is necessary to establish a quorum. A vote of a majority of the members present is necessary for the Committee to take any action. Advance notice is not required in order to call a meeting of the Committee. Special meetings of the Committee will be held as necessary in accordance with these procedures.

At each quarterly meeting, the Proxy Committee will review all votes cast during the previous quarter. The Committee will also review any conflict situations during the previous quarter and will monitor adherence to the voting guidelines, industry trends and regulatory developments. At least annually, the Proxy Committee shall review the voting guidelines set forth in Appendices A and B and the conflicts procedures set forth in Appendix C. The remaining agenda for the Committee will be established by the Chairman.

The Proxy Committee will periodically remind U.S. Trust’s analysts and investment professionals that it is their responsibility to advise the Proxy Committee of significant proxy issues which may impact the value of investment held in the firm’s accounts. Analysts and investment professionals may suggest voting recommendations to the Proxy Committee based upon their in-depth knowledge of the issuer and the issues involved.

Accounts where U.S. Trust has voting authority and custody of assets

U.S. Trust has engaged ISS (proxy voting vendor) to assist it with proxy voting. Where U.S. Trust has voting authority and custody of assets, ISS will vote on routine matters on behalf of U.S. Trust in accordance with the guidelines stipulated in Appendix A. For all other proxy voting matters, U.S. Trust will vote in accordance with the guidelines stipulated in Appendix B utilizing ISS’s internet based voting application.

Accounts where U.S. Trust has voting authority but does not have custody of assets

Same procedure as “Accounts where U.S. Trust has voting authority and custody of assets”.

Excelsior Mutual Funds

The Excelsior Funds proxies re voted in accordance with the guidelines stipulated in Appendix A and Appendix B and pursuant to the procedures described above. The Excelsior Funds have contracted ISS to assist them in making its proxy voting record available on the Fund’s website in accordance with regulatory requirements.

Fiduciary Accounts

U.S. Trust will vote proxies in accordance with its stated policies and procedures where it acts as sole fiduciary. U.S. Trust will vote proxies in accordance with its stated policies and procedures where it acts as co-fiduciary unless trust circumstances warrant otherwise.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members – As of the date of the filing.

Mr. Lee A. Gardella is the portfolio manager (the “Portfolio Manager”) primarily responsible for the day-to-day management of the registrant’s portfolio, subject to such policies as may be adopted by the Board of Managers.

Mr. Gardella has served as the Portfolio Manager of the registrant since July 2005. Mr. Gardella joined U.S. Trust in 1997. At U.S. Trust, he is a Senior Vice President of the Investment Adviser and a Co-CEO of Excelsior LaSalle Property Fund, Inc., Excelsior Buyout Investors LLC, Excelsior Absolute Return Fund of Funds, LLC, Excelsior Absolute Return Fund of Funds, Ltd and a Vice President of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, and Excelsior Private Equity Fund II, Inc. Mr. Gardella currently is on the board of directors of some of the underlying companies in the portfolios of these funds. Since January 2006, Mr. Gardella has served as a Senior Vice President and Director of Private Equity Research of CTC Consulting, a subsidiary of U.S. Trust.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member – As of March 31, 2006:

Lee A. Gardella

Registered Investment Companies Managed		Other Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
0	N/A	2	$71,995,114	0	N/A

Registered Investment Companies Managed		Other Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
0	N/A	0	N/A	0	N/A

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise in connection with the Portfolio Manger’s day-to-day portfolio management responsibilities with respect to more than one fund. The Portfolio Manager may manage other accounts with investment strategies similar to the registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the registrant. A conflict may also exist if the Portfolio Manager identifies a limited investment opportunity that may be appropriate for more than one account, but the registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for other accounts that may adversely impact the value of securities held by the registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Manager are generally managed in a similar fashion and the Investment Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members – As of March 31, 2006:

The Portfolio Manager’s compensation consists of a combination of a fixed salary and a discretionary bonus. The discretionary bonus is not tied directly to the performance of, or value of assets, of the registrant or any other fund managed by the Investment Adviser. The amount of salary and bonus paid to the Portfolio Manager is based on a variety of factors, including, without limitation, the financial performance of the Investment Adviser, execution of managerial responsibilities, client interactions, support and general teamwork.

(a)(4)	Disclosure of Securities Ownership – As of March 31, 2006

Ownership of Fund Securities

The Portfolio Manager does not own any interests in the registrant.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Excelsior Buyout Investors, LLC

By (Signature and Title)*	/s/ James L. Bailey

James L. Bailey, Co-Chief Executive Officer (Co-Principal Executive Officer)

Date June 6, 2006

By (Signature and Title)*	/s/ Lee A. Gardella

Lee A. Gardella, Co-Chief Executive Officer (Co-Principal Executive Officer)

Date June 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James L. Bailey

James L. Bailey, Co-Chief Executive Officer (Co-Principal Executive Officer)

Date June 6, 2006

By (Signature and Title)*	/s/ Lee A. Gardella

Lee A. Gardella, Co-Chief Executive Officer (Co-Principal Executive Officer)

Date June 6, 2006

By (Signature and Title)*	/s/ Robert F. Aufenanger

Robert F. Aufenanger, Chief Financial Officer (Principal Financial Officer)

Date June 6, 2006

*	Print the name and title of each signing officer under his or her signature.